AB Active ETFs, Inc.

AB International Buffer ETF

Portfolio of Investments

August 31, 2026 (unaudited)

	Notional Amount		U.S. $ Value

OPTIONS PURCHASED - CALLS – 100.1%
Options on Equity Indices – 100.1%
iShares MSCI EAFE ETF Expiration: Oct 2026; Contracts: 13,262; Exercise Price: USD 0.53; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $139,551,432)	USD	702,886	$142,296,884

OPTIONS PURCHASED - PUTS – 0.9%
Options on Equity Indices – 0.9%
iShares MSCI EAFE ETF Expiration: Oct 2026; Contracts: 13,262; Exercise Price: USD 103.47; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $2,932,328)	USD	137,221,914	1,219,043

	Shares

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.51%(b) (c) (d) (cost $718,289)		718,289	718,289

Total Investments – 101.5% (cost $143,202,049)(e)			144,234,216
Other assets less liabilities – (1.5)%			(2,111,751)

Net Assets – 100.0%			$142,122,465

CALL OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	US $ Value
iShares MSCI EAFE ETF(###)	Morgan Stanley & Co. LLC	13,262	USD	110.88	October 2026	USD	147,049	$1,959,289	$(1,659,341)

PUT OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	US $ Value
iShares MSCI EAFE ETF(###)	Morgan Stanley & Co. LLC	13,262	USD	95.02	October 2026	USD	126,016	$1,054,837	$(379,426)

(###)	One contract relates to 100 shares.

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	Affiliated investments.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)

As of August 31, 2026 the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $3,720,811 and gross unrealized depreciation of investments was $1,713,285, resulting in net unrealized appreciation of $2,007,526.

Glossary:

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

AB Active ETFs, Inc.

AB International Buffer ETF

August 31, 2026 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2026:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Options Purchased - Calls	$-0-	$142,296,884	$-0-	$142,296,884
Options Purchased - Puts	-0-	1,219,043	-0-	1,219,043
Short-Term Investments	718,289	-0-	-0-	718,289

Total Investments in Securities	718,289	143,515,927	-0-	144,234,216
Other Financial Instruments(a):
Assets	-0-	-0-	-0-	-0-
Liabilities:
Call Options Written	-0-	(1,659,341)	-0-	(1,659,341)
Put Options Written	-0-	(379,426)	-0-	(379,426)

Total	$718,289	$141,477,160	$-0-	$142,195,449

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended August 31, 2026 is as follows:

Fund	Market Value 11/30/2025 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/2026 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$398	$4,402	$4,082	$718	$15

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